Prospectus Supplement	October 1, 2012

Putnam Short Duration Income Fund Prospectus dated October 10, 2011

The first paragraph of the section Fund distributions and taxes is deleted in its entirety and replaced with the following disclosure:

The fund declares a distribution daily of all its net income. The fund normally distributes any net investment income monthly. You may choose to reinvest distributions from net investment income, capital gains or both in additional shares of this fund or other Putnam funds, or you may receive them in cash in the form of a check or an electronic deposit to your bank account. If you do not select an option when you open your account, all distributions will be reinvested. If you choose to receive distributions in cash, but correspondence from the fund or Putnam Investor Services is returned as “undeliverable,” the distribution option on your account may be converted to reinvest future distributions in the fund. You will not receive interest on uncashed distribution checks.

277403 10/12